UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 21, 2024 (August 15, 2024)

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on April 3, 2024, Moringa Acquisition Corp, a Cayman Islands exempted company (“Moringa” or the “SPAC”), entered into an amended and restated business combination agreement (the “Business Combination Agreement”), dated April 3, 2024, by and among Moringa, Biomotion Sciences (whose name was subsequently changed to Silexion Therapeutics Corp), a Cayman Islands exempted company (“New Pubco”), August M.S. Ltd., an Israeli company and a wholly owned subsidiary of New Pubco (“Merger Sub 1”), Moringa Acquisition Merger Sub Corp, a Cayman Islands exempted company and a wholly owned subsidiary of New Pubco (“Merger Sub 2”) (the foregoing parties collectively, including Moringa, the “Moringa Parties”), and Silexion Therapeutics Ltd., an Israeli company (“Silexion”).

On August 15, 2024 (the “Closing Date”), the transactions contemplated by the Business Combination Agreement (collectively, the “Business Combination”) were completed.

Item 1.01. Entry into a Material Definitive Agreement.

Plan of Merger

On the Closing Date, the plan of merger between Moringa and Merger Sub 2 (the “Plan of Merger”), pursuant to which Merger Sub 2 merged with and into Moringa (the “Merger”), was filed in the Cayman Islands and became effective, with Moringa being the surviving company (the “Surviving Company”) in the Merger and becoming a direct, wholly owned subsidiary of New Pubco.

The foregoing description of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Merger, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Assignment, Assumption and Amendment to Warrant Agreement

On the Closing Date, Moringa, New Pubco and Continental Stock Transfer & Trust Company, as warrant agent, entered into an Assignment, Assumption and Amendment Agreement (the “Amended Warrant Agreement”), pursuant to which the warrant agreement then governing the outstanding warrants of Moringa (“Moringa Warrants”) was amended to, among other things, reflect the automatic adjustment of the Moringa Warrants to warrants of New Pubco (“New Pubco Warrants”) at the effective time of the Merger (the “Merger Effective Time”) and provide for New Pubco to assume the obligations of Moringa under the agreement.

The foregoing description of the Amended Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Warrant Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

To the extent required by Item 1.01 of Form 8-K, the information provided in the Introductory Note (the “Introductory Note”) to this Current Report on Form 8-K (this “Current Report”) and Items 2.01 and 3.02 of this Current Report is incorporated by reference in this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, which is incorporated into this Item 2.01 by reference, effective as of the Closing Date, Moringa completed the previously announced Business Combination with Silexion, New Pubco and the other parties thereto pursuant to the Business Combination Agreement. Prior to or effective as of the Closing Date, pursuant to the Business Combination Agreement and among other matters: (i) each issued and outstanding Moringa unit (“Moringa Unit”) was automatically separated into its component securities; (ii) the sole issued and outstanding Class B ordinary share, par value $0.0001 per share, of Moringa was automatically converted into one Class A ordinary share, par value $0.0001 per share, of Moringa (“Moringa Class A Ordinary Share”); (iii) Moringa and Merger Sub 2 entered into the Plan of Merger and completed the Merger; (iv) at the Merger Effective Time, (1) each Moringa Class A Ordinary Share then outstanding was automatically cancelled in exchange for the right to be issued one ordinary share, par value $0.0001 per share, of New Pubco (“New Pubco Ordinary Share”), (2) each Moringa Warrant was automatically adjusted to become a New Pubco Warrant to purchase one New Pubco Ordinary Share, and (3) each Moringa Class A Ordinary Share properly tendered for redemption (and not withdrawn) in connection with the Business Combination was automatically cancelled and thereafter represented only the right to be paid a pro rata portion of the trust account established in connection with Moringa’s initial public offering (the “IPO); and (v) Merger Sub 1 merged with and into Silexion with Silexion surviving the merger as a wholly-owned subsidiary of New Pubco, and each shareholder of Silexion received New Pubco Ordinary Shares in accordance with the exchange ratio under the Business Combination Agreement.

Following redemptions of 427,297 Moringa Class A Ordinary Shares by Moringa’s public shareholders, 87,722 Moringa public shares remained outstanding and were exchanged for New Pubco Ordinary Shares in connection with the consummation of the Business Combination. Immediately following the consummation of the Business Combination and related transactions, the issued and outstanding share capital of New Pubco consisted of 9,768,396 New Pubco Ordinary Shares and 5,940,000 New Pubco Warrants.

The New Pubco Ordinary Shares and New Pubco Warrants commenced trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “SLXN” and “SLXNW”, respectively, on August 16, 2024.

The foregoing description of the Business Combination is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibit 2.2 to this Current Report and is incorporated by reference herein.

To the extent required by Item 2.01 of Form 8-K, the information provided in the Introductory Note and Items 1.01 and 3.02 of this Current Report is incorporated by reference in this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 15, 2024, New Pubco and Moringa notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the U.S. Securities and Exchange Commission (the “SEC”) that the Moringa Units, Moringa Class A Ordinary Shares and Moringa Warrants were to be delisted from Nasdaq and deregistered under Section 12(b) of the Exchange Act. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on August 15, 2024. Moringa intends to file a Form 15 with the SEC in order to complete the deregistration of Moringa’s securities under the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities.

On August 15, 2024, Greenstar, L.P., an affiliate of Moringa Sponsor L.P., agreed to purchase from Moringa in connection with the Business Combination 200,000 Moringa Class A Ordinary Shares at a price of $10.00 per share for an aggregate of $2 million. Immediately prior to the Merger Effective Time, Moringa issued an aggregate of 200,000 Moringa Class A Ordinary Shares to Greenstar, L.P. in a private placement and pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. All such newly issued Moringa Class A Ordinary Shares were exchanged for New Pubco Ordinary Shares at the Merger Effective Time pursuant to the Business Combination Agreement.

To the extent required by Item 3.02 of Form 8-K, the information provided in the Introductory Note and Items 1.01 and 2.01 of this Current Report is incorporated by reference in this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information provided in the Introductory Note and Items 1.01, 2.01, 3.01, 3.02 and 5.03 of this Current Report is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the information provided in the Introductory Note and Items 1.01, 2.01 and 3.02 of this Current Report is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, each of Ruth Alon, Michael Basch, Eric Brachfeld and Craig Marshak ceased to be a director of Moringa, and Ilan Levin and Gil Maman ceased to be the Chief Executive Officer and Chief Financial Officer, respectively, of Moringa. Ilan Hadar was appointed a director of Moringa immediately following the consummation of the Business Combination.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Business Combination, pursuant to the Plan of Merger and at the Merger Effective Time, the amended and restated memorandum and articles of association of Moringa, as amended and then in effect, were amended and restated in their entirety and replaced by the amended and restated memorandum and articles of association of the Surviving Company (the “Surviving Company Articles”).

The foregoing description of the Surviving Company Articles is qualified in its entirety by reference to the full text of the Surviving Company Articles, which is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.

On August 15, 2024, Moringa and New Pubco issued a joint press release announcing the completion of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding Moringa’s expected filing of a Form 15 with the SEC. These statements are based on current expectations on the date of this Current Report and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in Moringa’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. Moringa does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Merger, dated August 15, 2024, between Moringa Acquisition Corp and Moringa Acquisition Merger Sub Corp
2.2	Amended and Restated Business Combination Agreement, dated as of April 3, 2024, by and among Biomotion Sciences, August M.S. Ltd., Moringa Acquisition Merger Sub Corp, Silexion Therapeutics Ltd. and Moringa Acquisition Corp (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the SEC by Moringa Acquisition Corp on April 3, 2024)
3.1	Amended and Restated Memorandum and Articles of Association of Surviving Company
4.1	Assignment, Assumption and Amendment Agreement, dated August 15, 2024, among Moringa Acquisition Corp, Biomotion Sciences and Continental Stock Transfer & Trust Company
10.1	Subscription Agreement, dated August 15, 2024, between Moringa Acquisition Corp and Greenstar, LP
99.1	Press Release, dated August 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORINGA ACQUISITION CORP

By:	/s/ Ilan Levin
Name:	Ilan Levin
Title:	Director

Date: August 21, 2024